SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

AUGUST 14, 2003

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)
8 Perimeter Center East	770-481-0305
Suite 8050	(Registrant’s Telephone Number
Atlanta, GA 30346	Including area code)
(Address of Principal Executive Offices)
(Zip Code)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing July 2003 Hotel Statistics

ITEM 9.    REGULATION FD DISCLOSURE

On August 14, 2003, Jameson Inns, Inc. issued a press release announcing July 2003 hotel statistics. A copy of the press release is filed as an exhibit to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of August 14, 2003	JAMESON INNS, INC. By: Craig R. Kitchin

/s/ Craig R. Kitchin
Its: President & Chief Financial Officer